UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 28, 2020

Date of Report (date of earliest event reported)

J. C. PENNEY COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-15274	26-0037077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6501 Legacy Drive Plano, Texas	75024-3698
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 431-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously reported, on May 15, 2020, J. C. Penney Company, Inc. (“J. C. Penney” or the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). Prior to the commencement of the Chapter 11 Cases, on May 15, 2020, the Company and its subsidiaries (together with the Company, the “Company Parties”) entered into a Restructuring Support Agreement (together with all exhibits and schedules thereto, and as amended to date, the “RSA”) with members of an ad hoc group of lenders and noteholders (the “Ad Hoc Group”).

Also as previously reported, on September 10, 2020, the Company entered into a non-binding letter-of-intent with the Ad Hoc Group, Simon Property Group (“Simon”) and Brookfield Property Group (“Brookfield”) that is generally consistent with the framework of the restructuring process contemplated in the RSA.

On October 28, 2020, the Company, together with certain of its subsidiaries (collectively, the “Sellers”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Copper Retail JV LLC (“OpCo Purchaser”), an entity formed by and under the control of Simon and Brookfield, and Copper Bidco LLC (“PropCo Purchaser” and, together with OpCo Purchaser, the “Purchasers”), an entity that is controlled by the lenders under the Superpriority Senior Secured Debtor-In-Possession Credit and Guaranty Agreement (the “DIP Agreement”) and the other holders of the Debtors’ first lien debt (such lenders and holders collectively, the “Lenders”). Pursuant to the Asset Purchase Agreement, as part of a credit bid by GLAS USA LLC, as administrative agent under the DIP Agreement, and Wilmington Trust, National Association, as first lien agent, at the direction of a majority of the Debtors’ first lien creditors, the Purchasers will acquire substantially all of the Sellers’ assets and will assume certain of the Sellers’ obligations associated with the purchased assets. Pursuant to the terms of the Asset Purchase Agreement, among other things:

•

OpCo Purchaser, directly or indirectly through one or more newly formed subsidiaries (collectively, the “Opco”), will acquire (the “OpCo Acquisition”) substantially all of the Company Parties’ retail and operating assets (other than the PropCo Properties described below), in exchange for, among other things, a cash payment and a portion of the credit bid (which portion PropCo Purchaser will assign to OpCo Purchaser for certain consideration set forth in the Asset Purchase Agreement immediately prior to the consummation of the OpCo Acquisition) (the “OpCo Transaction”);

•

the Debtors, on behalf of PropCo Purchaser, will form separate property holding companies (the “PropCos”), to be owned by a trust (the “PropCo Trust”) through which Propco Purchaser will acquire certain of the Company Parties’ owned real estate assets consisting of 160 retail stores and all six of its owned distribution centers (collectively, the “PropCo Properties”) for the benefit of the Lenders; and

•	the OpCo and PropCos will enter into separate long-term, “triple-net” master leases with respect to the PropCo Properties.

Additionally, pursuant to the terms of the Asset Purchase Agreement, upon consummation of the OpCo Transaction, the Sellers will enter into a benefits transition services agreement with OpCo Purchaser, a form of which is included as Exhibit O to the Asset Purchase Agreement (the “Benefits TSA”). In order to allow OpCo Purchaser additional time to establish payroll and employee benefit plans, on the terms and conditions set forth in the Benefits TSA, the Sellers will agree, through no later than December 31, 2020, to continue to employ on behalf of, and make available to, OpCo Purchaser the Sellers’ employees and to provide continued payroll processing and certain benefit plan participation, while OpCo Purchaser will agree to pay or reimburse the Sellers for related costs.

The consummation of the transactions contemplated by the Asset Purchase Agreement is subject to specified closing conditions, including approval of the Bankruptcy Court and entry of an order in form and substance reasonably acceptable to the parties to the Asset Purchase Agreement and consistent with the terms of the Asset Purchase Agreement approving the transactions pursuant to section 363 of the Bankruptcy Code. The consummation of the OpCo Transaction is expected to occur on or before November 20, 2020, with the consummation of the remaining transactions contemplated by the Asset Purchase Agreement expected to occur in 2021 upon the satisfaction of certain conditions, including conditions related to the registration of the PropCo Trust interests under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

The Asset Purchase Agreement contains certain customary and other termination rights for the Sellers and the Purchasers. In certain circumstances, upon termination, the Sellers will be obligated to reimburse one or both of the Purchasers for expenses incurred by or on behalf of the applicable Purchaser or its affiliates in connection with the negotiation, diligence, execution, performance and enforcement of the Asset Purchase Agreement. Additionally, in certain circumstances, upon termination prior to the consummation of the OpCo Transaction, the Sellers will be obligated to pay OpCo Purchaser a $9.0 million termination fee.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Asset Purchase Agreement filed herewith as Exhibit 2.1 and incorporated herein by reference.

Additionally, on October 28, 2020, the Company Parties entered into an amendment to the RSA (the “RSA Amendment”) to include the Asset Purchase Agreement as an exhibit thereto. The foregoing description of the RSA Amendment does not purport to the be complete and is qualified in its entirety by reference to the full text of the RSA Amendment, which is filed herewith as Exhibit 10.1 and is herein incorporated by reference.

Additional Information on the Chapter 11 Cases

Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Debtors’ claim agent, Prime Clerk, at http://www.cases.primeclerk.com/JCPenney.

Cautionary Statement Regarding Forward-Looking Information

The Company has included statements in this Current Report on Form 8-K that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expect” and similar expressions identify forward-looking statements. Forward-looking statements are based only on the Company’s current assumptions and views of future events and financial performance. They are subject to known and unknown risks and uncertainties, many of which are outside of the Company’s control that may cause the Company’s actual results to be materially different from planned or expected results. Those risks and uncertainties include, but are not limited to, risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the ability of the Company to negotiate, develop, confirm and consummate a plan of reorganization; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s reorganization, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 Cases on the interests of various constituents; the length of time that the Company will operate under Chapter 11 protection; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; conditions to which any debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside the Company’s control; the ability of the parties to the Asset Purchase Agreement to consummate the transactions contemplated therein; general economic conditions, including inflation, recession, unemployment levels, consumer confidence and spending patterns, credit availability and debt levels; changes in store traffic trends; the cost of goods; more stringent or costly payment terms and/or the decision by a significant number of vendors not to sell the Company merchandise on a timely basis or at all; trade restrictions; the ability to monetize non-core assets on acceptable terms; the ability to implement the Company’s strategic plan, including its omnichannel initiatives; customer acceptance of the Company’s strategies; the Company’s ability to attract, motivate and retain key executives and other associates; the impact of cost reduction initiatives; the Company’s ability to generate or maintain liquidity; implementation of new systems and platforms; changes in tariff, freight and shipping rates; changes in the cost of fuel and other energy and transportation costs; disruptions and congestion at ports through which the Company imports goods; increases in wage and benefit costs; competition and retail industry consolidations; interest rate fluctuations; dollar and other currency valuations; the impact of weather conditions; risks associated with war, an act of terrorism or pandemic; the ability of the federal government to fund and conduct its operations; a systems failure and/or security breach that results in the theft, transfer or unauthorized disclosure of customer, employee or Company information; legal and regulatory proceedings; the Company’s ability to access the debt or equity markets on favorable terms or at all; risks arising from the delisting of the Company’s common stock from the New York Stock Exchange; and the impact of natural disasters, public health crises or other catastrophic events on the Company’s financial results, in particular as the Company manages its business through the COVID-19 pandemic and the resulting restrictions and uncertainties in the general economic and business environment. Please refer to the Company’s Annual Report on Form 10-K for the year ended February 1, 2020, and Quarterly Reports on Form 10-Q filed subsequently thereto, for a further discussion of risks and uncertainties. There can be no assurances that the Company will achieve expected results, and actual results may be materially less than expectations. Investors should take such risks into account and should not rely on forward-looking statements when making investment decisions. Any forward-looking statement made by the Company in this Current Report on Form 8-K is based only on information currently available to it and speaks only as of the date on which such statement is made. The Company does not undertake to update these forward-looking statements as of any future date.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit 2.1*	Asset Purchase Agreement

	Exhibit 10.1	RSA Amendment

	Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

*

Certain schedules and similar attachments have been omitted. The Company agrees to furnish a supplemental copy of any omitted schedule or attachment to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By:	/s/ Bill Wafford
Bill Wafford
Executive Vice President, Chief Financial Officer

Date: November 3, 2020